SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF
                           THE SECURITIES ACT OF 1934



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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 21, 2004


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                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

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
DELAWARE                                    33-60032                            62-1518973
(State of Incorporation)            (Commission File Number)  (I.R.S. Employer Identification No.)

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                  1001 Tillman Street, Memphis, Tennessee 38112
                    (Address of principal executive offices)



           Registrant's telephone, including area code (901) 320-8100

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ITEM 5. OTHER EVENTS

        On April 21, 2004, the Registrant issued the following press release concerning the Americana, Brazil facility.

News from
[OBJECT OMITTED]


FOR IMMEDIATE RELEASE
                                 Contacts: Kris Matula, Executive Vice President
                                           and Chief Financial Officer
                                           901-320-8588
                                           Gordon Mitchell
                                           Investor Relations Manager
                                           901-320-8256
                                           Website:  www.bkitech.com



BUCKEYE ANNOUNCES PLAN TO UPGRADE CAPABILITY
OF AMERICANA, BRAZIL COTTON CELLULOSE PLANT



MEMPHIS, TN April 21, 2004 - Buckeye Technologies Inc. (NYSE:BKI) today announced that it intends to invest approximately $18 million at its Americana, Brazil cotton cellulose manufacturing facility to upgrade the operation to produce a variety of specialty market pulps. The investment will be made over the next 18 months to enable the plant to begin production of the more technically advanced products in the fall of 2005.

Buckeye Chairman, David B. Ferraro, commented, "Our Americana cotton cellulose plant is an efficient, low cost facility that currently only toll manufactures products for use in staple rayon applications. This investment will enable Buckeye to offer attractively priced specialty products in a wide array of areas, including the ether, nitrate, casings, and paper markets."

Mr. Ferraro further stated, "Our Brazilian plant not only has low manufacturing costs, but also benefits from the country's large and expanding source of cotton linters, the principal raw material used in cotton cellulose manufacturing. This combination provides the basis for Buckeye to improve its product mix and strengthen its specialty fibers business. We are confident that the modernized Americana plant will be a strong contributor to the Company's future profitability."

Buckeye, a leading manufacturer and marketer of specialty cellulose and absorbent products, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, Ireland and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.


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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                            BUCKEYE TECHNOLOGIES INC.


                            /S/ KRISTOPHER J. MATULA
                            --------------------------------------
                            Kristopher J. Matula
                            Executive Vice President and Chief Financial Officer April 23, 2004